Contingent consideration	11 Months Ended
Dec. 31, 2019
Disclosure of contingent liabilities [abstract]
Contingent consideration
Contingent consideration

During the financial year, the Group reassessed the contingent consideration in line with the anticipated settlement of consideration liabilities relating to the acquisition of Discuva Limited ('Discuva') in December 2017. The Group estimated the total expected additional cash outflows to be £0.1 million, which is based on the terms of the share purchase agreement. The additional expected payment is primarily due to research and development tax credits received and receivable by Discuva in respect of financial years prior to the Group's acquisition, of which the sellers are due a specified portion of these amounts. During the year ended December 31, 2019, a payment of £0.5 million was made for the research and development tax credits received, leaving an estimated contingent consideration liability of £0.1 million.